ASTEC INDUSTRIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 27, 2006

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Astec Industries, Inc., a Tennessee corporation, will be held at the Company's offices at 4101 Jerome Avenue, Chattanooga, Tennessee, on April 27, 2006, at 10:00 a.m., Chattanooga time, for the following purposes:

1.	To elect three directors in Class II to serve until the annual meeting of shareholders in 2009, or in the case of each director, until his successor is duly elected and qualified.
2.	To vote for adoption of the Astec Industries, Inc. 2006 Incentive Plan.
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of record at the close of business on February 17, 2006 are entitled to notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders at the Company's offices from March 27, 2006 through the Annual Meeting.

By Order of the Board of Directors
/s/ Albert E. Guth
ALBERT E. GUTH
Secretary

Dated: March 16, 2006

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET OR YOU MAY SIGN, DATE, AND RETURN THE ENCLOSED PROXY APPOINTMENT CARD PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

ASTEC INDUSTRIES, INC.
1725 Shepherd Road
Chattanooga, Tennessee 37421
(423) 899-5898

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2006

The enclosed proxy appointment is solicited by and on behalf of the Board of Directors of Astec Industries, Inc. for use at its Annual Meeting of Shareholders to be held on April 27, 2006, and at any adjournments thereof. The appointment of proxy is revocable at any time prior to its exercise at the Annual Meeting by (i) written notice to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy appointment bearing a later date, or (iii) attending the Annual Meeting and voting in person.

This Proxy Statement is being mailed by the Company to its shareholders on or about March 23, 2006. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2005, including financial statements, is being sent to the shareholders with this Proxy Statement.

Only holders of record of the Company's Common Stock as of the close of business on February 17, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 21,329,393 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. A shareholder is entitled to one vote for each share of Common Stock held.

QUORUM AND VOTING REQUIREMENTS

 A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you attend the Annual Meeting in person, vote via a toll-free telephone number, vote via the Internet or if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum.

The affirmative vote of the holders of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of each of the nominees. Withholding authority to vote with respect to any one or more nominees will not constitute a vote either for or against such nominee(s). The affirmative vote of a majority of the total votes cast in person or represented by proxy will constitute approval of the Astec Industries, Inc. 2006 Incentive Plan.

Abstentions and broker non-votes do not count as votes cast, and therefore will not affect the voting results as to any matter, including the election of directors. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority to vote on that item and has not received instructions from the owner of the shares.

ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of directors of Class II expire with this Annual Meeting. The directors of Class III and Class I will continue in office until the 2007 and 2008 annual meetings of shareholders, respectively. At the present time, there are three directors in Class I, three directors in Class II, and four directors in Class III. The shareholders are being asked to vote for the election of three directors to serve in Class II.

If the enclosed proxy appointment card is properly executed and returned, the persons appointed as proxies will vote the shares represented by the proxy appointment in favor of the election to the Board of Directors of each of the three Class II nominees whose names appear below, unless either authority to vote for any or all of the nominees is withheld or such appointment has previously been revoked. It is anticipated that management shareholders of the Company will grant authority to vote for the election of all the nominees. Each Class II director will be elected to hold office until the 2009 annual meeting of shareholders and thereafter until his successor has been elected and qualified. In the event that any nominee is unable to serve (which is not anticipated), the persons appointed as proxies will cast votes for the remaining nominees and for such other persons as they may select.

The board of directors recommends THAT SHAREHOLDERS CHECK "For" TO VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

Certain Information Concerning Nominees and Directors

The following table sets forth the names of the nominees and of the Company's current directors, their ages, the year in which they were first elected directors, their positions with the Company, their principal occupations and employers for at least the last five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940, the number of shares of the Company's Common Stock beneficially owned by them on February 17, 2006, and the percentage of the 21,329,393 total shares of Common Stock outstanding on such date that such beneficial ownership represents. For information concerning membership on Committees of the Board of Directors, see "Other Information About the Board and its Committees" below.

NOMINEES FOR DIRECTOR

Class II
For the Three-Year Term Expiring Annual Meeting 2009

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding[1]
Daniel K. Frierson (64) (1994)

Mr. Frierson has been the Chief Executive Officer of The Dixie Group, Inc., a public company in the carpet manufacturing business, since 1979 and has served as Chairman of the Board of such company since 1987. Mr. Frierson also serves as a director on the board of Louisiana-Pacific Corporation.

8,092[2] --
Robert G. Stafford (67) (1988)	Mr. Stafford was appointed Group Vice President -- Aggregate in December 1998 and served as President of Telsmith, Inc., a subsidiary of the Company from April 1991 to December 1998.	189,408[3] --
Glen E. Tellock (45) (nominated in 2006)

Mr. Tellock has been the Senior Vice President of The Manitowoc Company since 1999 and President and General Manager of Manitowoc Crane Group since 2002. Prior to joining Manitowoc in 1991, Mr. Tellock served as Financial Planning Manager with the Denver Post Corporation and as Audit Manager with Ernst and Whinney.

-- --

MEMBERS OF THE BOARD OF DIRECTORS

CONTINUING IN OFFICE

Class III
Term Expiring Annual Meeting 2007

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding[1]
J. Don Brock (67) (1972)

Dr. Brock has been President of the Company since its incorporation in 1972 and assumed the additional position of Chairman of the Board in 1975. He earned his Ph.D. degree in mechanical engineering from the Georgia Institute of Technology. Dr. Brock also serves as a director and a member of the Audit Committee of The Dixie Group, Inc., a public company in the carpet manufacturing business.

2,762,989[4] 13.0%
Albert E. Guth (66) (1972)

Mr. Guth has served as Group Vice President -- Administration since January 1, 2003. Mr. Guth served as the President of Astec Financial Services, Inc., a subsidiary of the Company from June 1996 until December 2002. Previously he served as Chief Financial Officer of the Company from 1987 until June 1996, Senior Vice President of the Company from 1984 until June 1996 and Secretary of the Company since 1972.

71,826[5] --
W. Norman Smith (66) (1982)

Mr. Smith was appointed Group Vice President -- Asphalt in December 1998 and has served as the President of Astec, Inc., a subsidiary of the Company, since November 1994. Previously, he served as the President of Heatec, Inc., a subsidiary of the Company, since 1977.

470,193[6] 2.2%
William B. Sansom (64) (1995)

Mr. Sansom has served as the Chairman and Chief Executive Officer of H.T. Hackney Co., a diversified wholesale grocery, gas and oil, and furniture manufacturing company, since 1983. Formerly, Mr. Sansom served as the Tennessee Commissioner of Transportation from 1979 to 1981, and as the Tennessee Commissioner of Finance and Administration from 1981 to 1983. Mr. Sansom also serves as a director on the boards of Martin Marietta Materials and First Horizon National Corporation.

12,035[7] --

Class I
Term Expiring Annual Meeting 2008

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding[1]
William D. Gehl (59) (1999)

Mr. Gehl has served as a member of the Board and Chief Executive Officer of Gehl Company, a public company engaged in the manufacturing of agricultural and industrial construction equipment, since 1987 and 1992, respectively. Mr. Gehl assumed the additional position of Chairman of the Board of Gehl Company in 1996.

6,843[8] --
Ronald F. Green (58) (2002)

Mr. Green serves as Chairman of Advatech, LLC, a leading supplier of pollution control systems for power plants. Prior to joining Advatech, Mr. Green served as Senior Vice President of USEC, Inc., a leading producer of commercial nuclear reactor fuel. Prior to Joining USEC, from 2002 to 2003, Mr. Green was the President of Green and Associates, LLC and President of Power Measurement Technology, Inc. From 2001 to 2002, Mr. Green served as President of FPL Energy, a wholesale electricity generator. Prior to joining FPL Energy in November 2001, Mr. Green was President of Duke Engineering and Services, Inc. and Chief Operating Officer of Duke Solutions, Inc.

7,117[9] --
Phillip E. Casey (63) (2005)

Mr. Casey was elected to the position of Chairman of the Board of Gerdau Ameristeel in 2005 and previously served as President, Chief Executive Officer and Director of this publicly traded steel manufacturer from 1994 to 2005. From 1994 until 2005, Mr. Casey also served in various industry leadership roles as a Director, Member of the Executive Committee and Chairman of the Steel Manufacturers Association (SMA), a leading industry trade organization.

598 --

___________________

1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated. As indicated, certain of the shares included are beneficially owned by the holders by virtue of their ownership of options to purchase Common Stock that are exercisable within 60 days of February 17, 2006 under the Executive Officer Annual Bonus Equity Election Plan, the 1992 Stock Option Plan, the 1998 Long-Term Incentive Plan or the Non-Employee Directors Stock Incentive Plan and such shares issuable upon currently exercisable options have been taken into account in determining the percent of Common Stock owned. Unless indicated in the table, the number of shares included in the table as beneficially owned by a director or nominee does not exceed one percent of the Common Stock of the Company outstanding on February 17, 2006.

2 Includes outstanding options to purchase 3,266 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes beneficial ownership of 1,489 deferred rights to shares of Common Stock received as director compensation during 2001 and 2005.

3 Includes outstanding options to purchase 186,060 shares of Common Stock to the extent such options are either currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes 3,348 shares held in the Company's 401(k) Plan.

4 Includes 253,776 shares held by Edna F. Brock, Dr. Brock's mother, over which shares he has power of attorney. Does not include 524,400 shares held by the J.A. Brock Residual Trust, a trust of which Dr. Brock and his sister, Edith B. Murray, are beneficiaries. Includes outstanding options to purchase 192,364 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes beneficial ownership of 10,556 shares owned by Dr. Brock's wife in her personal brokerage account.

5 Includes outstanding options to purchase 47,389 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes 4,437 shares held in the Company's 401(k) Plan.

6 Includes outstanding options to purchase 311,593 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes 70,000 shares held in the W. Norman Smith Revocable Living Trust and 70,000 shares held in the Merle L. Smith Revocable Living Trust.

7 Includes outstanding options to purchase 12,035 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006.

8 Includes beneficial ownership of 6,510 deferred rights to shares of Common Stock received as director compensation during 2000, 2001, 2002, 2003, 2004 and 2005.

9 Includes outstanding options to purchase 2,063 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006.

Other Information about the Board and its Committees

Meetings. During 2005, the Board of Directors held five meetings, and the Board's Committees held the meetings described below. Each incumbent director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he has been a director; and (2) the total number of meetings held by all committees of the Board on which he served during the periods that he served. The Board has determined that a majority of the directors will be independent as required by the National Association of Securities Dealers Marketplace Rules (the "Nasdaq Rules"). The Board has affirmatively determined by resolution that directors (or nominees) Casey, Frierson, Gehl, Green, Sansom and Tellock are independent within the meaning of the Nasdaq Rules. The Board has affirmatively determined by resolution that during fiscal 2006, the Company must have two or more regularly scheduled executive session meetings attended solely by these independent directors. The Board has also affirmatively determined by resolution that it encourages all members of the Board to attend each annual meeting of shareholders, particularly those directors who are up for election at any such meeting.

The independent members of the Board of Directors have selected Mr. Sansom as the Lead Independent Director. Among other duties, as Lead Independent Director, Mr. Sansom will preside over, coordinate and develop the agenda for executive sessions of the independent directors, and consult with the Chairman of the Board over Board and committee meeting agendas, Board meeting schedules and the flow of information to the Board.

Committees. During 2005, the Company's Board of Directors had an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Certain information regarding the Board's Committees is set forth below.

Executive Committee. The Executive Committee is authorized to act on behalf of the Board of Directors on matters that may arise between regular meetings of the Board upon which the Board of Directors would be authorized to act. During 2005, the members of the Executive Committee were Dr. Brock (Chairman) and Messrs. Smith, Frierson and Guth. The Executive Committee did not meet during 2005, but took necessary actions during the year through consents by the Executive Committee. The current members of the Executive Committee are Dr. Brock (Chairman) and Messrs. Smith, Frierson and Guth.

Audit Committee. The Audit Committee annually reviews and recommends to the Board the firm to be engaged as outside auditors for the next fiscal year, reviews with the outside auditors the plan and results of the auditing engagement, reviews the scope and results of the Company's procedures for internal auditing and inquires as to the adequacy of the Company's internal accounting controls. In 2005, the members of the Audit Committee were Messrs. Sansom (Chairman), Gehl, Green, and Casey. During 2005, the Audit Committee held eight meetings. The current members of the Audit Committee are Messrs. Sansom (Chairman), Gehl, Green and Casey. Mr. Tellock will be appointed to the Audit Committee if he is elected to the Board of Directors at the Annual Meeting and Mr. Green will step down from this committee at such time. All members of the Audit Committee are independent (as independence is defined in the Nasdaq Rules). The Board of Directors has adopted a written charter for the Audit Committee.

Compensation Committee. The Compensation Committee is authorized to consider and recommend to the full Board the executive compensation policies of the Company and to administer the Company's stock option plans. In 2005, the members of the Compensation Committee were Messrs. Moffat (Chairman), Gehl and Casey, and during 2005, the Compensation Committee held three meetings. The current members of the Compensation Committee are Messrs. Moffat (Chairman), Gehl and Casey. Mr. Moffat is not seeking reelection to the Board of Directors effective as of the date of the Annual Meeting, Mr. Green will take over his position on the Compensation Committee and Mr. Gehl will take over as the Chairman of the Compensation Committee at such time. All members of the Compensation Committee are independent (as independence is defined in the Nasdaq Rules).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (formerly known as the Nominating Committee) interviews, evaluates, nominates and recommends individuals for membership on the Company's Board and committees thereof, and is responsible for establishing corporate governance policies and principles to be applicable to the Company and periodically re-evaluating such policies and guidelines for the purpose of suggesting amendments to them if appropriate. During 2005, the members of the Nominating and Corporate Governance Committee were Messrs. Frierson (Chairman), Sansom and Moffat. During 2005, the Nominating and Corporate Governance Committee held one meeting. The current members of the Nominating and Corporate Governance Committee are Messrs. Frierson (Chairman), Sansom and Moffat. Mr. Moffat is not seeking reelection to the Board of Directors effective as of the date of the Annual Meeting and Mr. Green will take over his position on the Nominating and Corporate Governance Committee at such time. Additionally, Mr. Tellock will be appointed to this committee if he is elected to the Board of Directors at the Annual Meeting. All members of the Nominating and Corporate Governance Committee are independent (as independence is defined in the Nasdaq Rules).

The Nominating and Corporate Governance Committee was formerly known as the Nominating Committee. In March 2004, the Board of Directors expanded the Committee's duties to include certain functions related to the corporate governance of the Company and, as a result, the Nominating Committee was renamed the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. A copy of the Nominating and Corporate Governance Committee's charter is available on the Company's website at www.astecindustries.com.

The Nominating and Corporate Governance Committee will consider written recommendations from shareholders for Company nominees to the Board. A shareholder who wishes to recommend a person to the Committee for nomination by the Company must submit a written notice by mail to the Nominating and Corporate Governance Committee c/o the Corporate Secretary, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. Such a written recommendation must be received no later than 90 days in advance of the annual meeting of shareholders and should include (i) the candidate's name, business address and other contact information, (ii) a complete description of the candidate's qualifications, experience and background, as would be required to be disclosed in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, (iii) a signed statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as a director if elected, (iv) a signed statement authorizing the Company to perform a background search on the candidate and (v) the name and address of the shareholder(s) of record making such a recommendation.

The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of qualifications, including but not limited to, independence, character and integrity, financial literacy, level of education and business experience, sufficient time to devote to the Board, and a commitment to represent the long-term interests of the Company's shareholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Company's Board by a shareholder. The Nominating and Corporate Governance Committee has not received any recommended nominations from any of the Company's shareholders in connection with the Annual Meeting.

The Nominating and Corporate Governance Committee identifies potential Company nominees for director through a variety of business contacts, including current executive officers, directors, community leaders and shareholders as a source for potential Board candidates. The Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.

The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications. If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by at least one member of the Nominating and Corporate Governance Committee and the Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. As described above, the Committee will also consider candidates recommended by shareholders. The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Company nominate a candidate for approval by the shareholders to fill a directorship. With respect to an incumbent director whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Committee reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company in addition to such person's biographical information and qualifications.

In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of a candidate that facilitate the Company's compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board is nominating three individuals for election as Directors. Of the three nominees, two are current Directors. Mr. Tellock is standing for election by the shareholders for the first time. The Nominating and Corporate Governance Committee recommended each of the three nominees to the Board.

COMMON STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock, as of February 17, 2006, by (i) the Named Executive Officers (who are not directors of the Company), (ii) R. Douglas Moffat who is a current director of the Company but who is not seeking reelection to the Board of Directors effective as of the date of the Annual Meeting and (iii) the Company's directors and executive officers as a group.
Name	Shares Beneficially Owned	Percent of Class

Thomas R. Campbell	100,228[1]	--
J. Neal Ferry	25,000[2]	--
R. Douglas Moffat	1,741	--
All executive officers and directors as a group	3,949,364[3]	18.5%

___________________

1 Includes outstanding options to purchase 100,228 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006.

2 Includes outstanding options to purchase 25,000 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006.

3 Includes 1,161,599 shares that the directors and executive officers have the right to acquire pursuant to currently exercisable options or options exercisable within 60 days after February 17, 2006 under the Company's stock option plans. Such shares issuable upon exercise of such options are assumed to be outstanding for purposes of determining the percent of shares owned by the group. Also includes 16,057 shares of Common Stock held in the Company's 401(k) Plan, 7,999 deferred rights to shares of Common Stock and 404,532 shares held indirectly and 1,741 shares held by R. Douglas Moffat who is not seeking reelection to the Board of Directors effective as of the date of the Annual Meeting.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company's Common Stock, as of February 17, 2006, with respect to the only persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock.
Name and Address of Beneficial Owner	Shares Beneficially Owned[1]	Percent of Class
J. Don Brock Astec Industries, Inc. 4101 Jerome Avenue Chattanooga, Tennessee 37407	2,762,989[2]	13.0%
Lynne W. Brock 6454 Howard Adair Road Chattanooga, Tennessee 37416	1,632,508[3]	7.7%
Jeffrey L. Gendell 55 Railroad Avenue 3rd Floor Greenwich, Connecticut 06830	1,976,743[4]	9.3%
Van Den Berg Management, Inc. 1301 Capital of Texas Highway Suite B-228 Austin, Texas 78746	1,100,649[5]	5.2%

___________________

1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated.

2 Includes 253,776 shares held by Edna F. Brock, Dr. Brock's mother, over which shares he has power of attorney. Does not include 524,400 shares held by the J.A. Brock Residual Trust, a trust of which Dr. Brock and his sister, Edith B. Murray, are beneficiaries. Includes outstanding options to purchase 192,364 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 17, 2006. Also includes beneficial ownership of 10,556 shares owned by Dr. Brock's wife in her personal brokerage account.

3 The information shown is derived from account statements of Lynne W. Brock, which were provided on February 13, 2006 by her investment broker at Stifel, Nicolaus & Company, Inc.

4 The information shown is derived from a Schedule 13G filed on February 10, 2006 by Jeffrey L. Gendell, Tontine Partners, L.P., Tontine Management, L.L.C., Tontine Overseas Associates, L.L.C., Tontine Capital Partners, L.P. and Tontine Capital Management, L.L.C. (collectively, the "Reporting Persons"). According to the Schedule 13G, it was filed by the Reporting Persons with respect to (i) 424,337 shares directly owned by Tontine Partners, L.P. with shared power to direct the vote and disposition of such shares with Tontine Management, L.L.C., (ii) 218,224 shares directly owned by Tontine Overseas Fund, Ltd. with shared power to direct the vote and disposition of such shares with Tontine Overseas Associates, L.L.C. and (iii) 1,334,182 shares directly owned by Tontine Capital Partners, L.P. with shared power to direct the vote and disposition of such shares with Tontine Capital Management, L.L.C. In addition and according to the Schedule 13G, Jeffrey L. Gendell shares the power to direct the vote and dispose of the above-listed 1,976,743 shares held by the Tontine-affiliated entities in his capacity as the (i) Managing Member of Tontine Management, L.L.C., which is the General Partner of Tontine Partners, L.P. and (ii) Managing Member of Tontine Capital Management, L.L.C., which is the General Partner of Tontine Capital Partners, L.P., the Managing Member of Tontine Overseas Associates, L.L.C., which is the Investment Manager of Tontine Overseas Fund, Ltd.

5 The information shown is derived from a Schedule 13G filed on January 10, 2006 by Van Den Berg Management, Inc. ("Van Den Berg"). Subsequent to the date of the table set forth above, Van Den Berg filed an amendment to its Schedule 13G on March 14, 2006 indicating that it is the beneficial owner of 762,333 shares of the Company's Common Stock and therefore, as of March 14, 2006, was no longer the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 2003, 2004 and 2005 for (i) the President of the Company, and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (collectively, the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation	Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (# of shares)	All Other Compensation ($)[1]
J. Don Brock	2005	$475,000	$150,000	30,000	$87,853
Chairman of the Board	2004	391,667	125,000	--	67,328
and President	2003	350,000	--	--	69,423

J. Neal Ferry	2005	$325,000	$100,000	25,000	$32,255
Executive Vice	2004	--	--	--	--
President	2003	--	--	--	--

Robert G. Stafford	2005	$229,558	$90,000	20,000	$36,032
Group Vice President --	2004	207,000	90,000	--	24,913
Aggregate and Mining	2003	207,000	--	--	25,075

W. Norman Smith	2005	$225,000	$112,500	20,000	$33,309
Group Vice President --	2004	217,000	66,754	--	26,272
Asphalt and President of Astec, Inc.	2003	207,000	--	--	26,013

Thomas R. Campbell	2005	$225,000	$50,000	20,000	$31,884
Group Vice President -	2004	210,462	50,000	--	25,898
Mobile Asphalt Paving and Underground	2003	219,000	--	--	26,277

___________________

1 For fiscal year 2005, amounts reported under All Other Compensation include the following: (a) Company matching contributions under the 401(k) Plan of $6,300 to Dr. Brock; $6,300 to Mr. Stafford; $6,300 to Mr. Smith; and $6,300 to Mr. Campbell; (b) Company contributions under the Supplemental Executive Retirement Plan of $57,983 for Dr. Brock; $32,255 for Mr. Ferry; $29,732 for Mr. Stafford; $27,009 for Mr. Smith; and $25,584 for Mr. Campbell; (c) term life insurance premiums of $23,570 for Dr. Brock. Other than Dr. Brock, no term life insurance premium, other than group term life insurance provided to all employees, was paid for the benefit of the Named Executive Officers.

Option Grants in Last Fiscal Year

The following table provides details regarding stock options granted to the Named Executive Officers in 2005 to purchase shares of the Company's Common Stock. The Company granted no stock appreciation rights to the Named Executive Officers in 2005. In accordance with Securities and Exchange Commission rules, the table shows the hypothetical gains or option spreads that would exist for the respective options based on assumed rates of annual compound price appreciation of 5% and 10% from the date the options were granted over the full option term.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term [2]
Name	Number of Securities Underlying Options Granted[1]	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	5%	10%
J. Don Brock	4,678	2.1%	$21.37	3/6/2010	$ 16,023	$ 46,402
	25,322	11.3%	$19.43	3/6/2015	$309,422	$784,126

J. Neal Ferry	25,000	11.1%	$17.22	1/2/2015	$270,743	$686,108

Robert G. Stafford	20,000	8.9%	$19.43	3/6/2015	$244,390	$619,324

W. Norman Smith	20,000	8.9%	$19.43	3/6/2015	$244,390	$619,324

Thomas R. Campbell	20,000	8.9%	$19.43	3/6/2015	$244,390	$619,324

___________________

1 These options vest and become exercisable on the first anniversary of the date of grant.

2 Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the rate shown (compounded annually) from the date of grant to the expiration date. These numbers are presented in accordance with the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table sets forth information concerning stock options exercised by the Named Executive Officers during 2005, and the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 2005.
Name	Shares Acquired on Exercise (#)	Value Realized ($)[1]	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)[2]
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Don Brock	75,768	$965,075	162,364	30,000	$1,764,708	$387,811
J. Neal Ferry	--	--	--	25,000	--	$386,000
Robert G. Stafford	104,246	$2,009,171	166,060	20,000	$1,950,436	$264,600
W. Norman Smith	20,000	$233,840	291,593	20,000	$4,457,380	$264,600
Thomas Campbell	93,794	$1,299,283	84,228	16,000	$430,701	$211,680

___________________

1 The Value Realized represents the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.

2 Represents the fair market value of the option shares as of December 31, 2005 ($32.66 per share closing price) less the exercise price of the options.

Compensation of Directors. During 2005, the Company's non-employee directors received (i) an annual retainer of $20,000, plus $1,000 for each Board meeting attended, (ii) $500 per committee meeting attended, or $300 if the committee meeting occurred on the day of a Board meeting and (iii) the Chairman of the Audit Committee was paid $1,000 per Audit Committee meeting attended, or $600 if the Audit Committee meeting occurred on the day of a Board meeting. Effective as of February 24, 2006, the Company's non-employee directors will receive (i) an annual retainer of $28,000, plus $1,500 for each Board meeting attended, (ii) for members of the Audit Committee, an additional annual retainer of $4,000, (iii) for members of the Nominating and Corporate Governance Committee and the Compensation Committee, an additional annual retainer of $2,000, (iv) $1,000 per committee meeting attended and (v) the Chairman of the Audit Committee will be paid an additional $500 per Audit Committee meeting attended, for a total of $1,500 per Audit Committee meeting attended. The Company also reimburses the directors for travel and other out-of-pocket expenses incurred in connection with their duties as directors. Directors who are full-time employees of the Company receive no additional compensation for services as directors.

In accordance with the Company's Non-Employee Directors Stock Incentive Plan, the Company's non-employee directors may elect to receive their annual retainer in the form of cash, shares of Common Stock, deferred stock or stock options. If the director elects to receive Common Stock, whether on a current or deferred basis, the number of shares to be received is determined by dividing the dollar value of the annual retainer by the fair market value of the Common Stock on the date the retainer is payable.

Non-employee directors may elect to defer the receipt of Common Stock received as payment of the annual retainer until the earlier of (i) his or her termination of service as a director, or (ii) another designated date at least three years after the date of such deferral election. If any dividends or other rights or distributions of any kind are distributed to stockholders prior to the non-employee director's receipt of his or her deferred shares, an amount equal to the cash value of such distribution will be credited to a deferred dividend account for the non-employee director. The deferred dividend account will provide the non-employee director with the right to receive additional shares of Common Stock having a fair market value as of the date of the dividend distribution equal to the cash value of the distributions.

Non-employee directors may also elect to receive stock options in payment of the annual retainer. If the director elects to receive stock options, the number of options to be received is determined by dividing the dollar value of the annual retainer by the Black-Scholes value of an option on the date the retainer is payable. The options will be fully exercisable on the date of grant.

Compensation Committee Interlocks and Insider Participation. In 2005, the members of the Company's Compensation Committee were Messrs. Moffat (Chairman), Gehl, and Casey, none of which served as an officer or employee of the Company during the 2005 fiscal year, or at any other time. The current members of the Compensation Committee are Messrs. Moffat (Chairman), Gehl and Casey. Mr. Moffat is not seeking reelection to the Board of Directors effective as of the date of the Annual Meeting, Mr. Green will take over his position on the Compensation Committee and Mr. Gehl will take over as the Chairman of the Compensation Committee at such time. During the 2005 fiscal year, none of the members of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K, and none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Board of Directors or our Compensation Committee.

Five-Year Shareholder Return Comparison. The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the Nasdaq Stock Market (US Companies) and an industry group composed of manufacturers of industrial and commercial machinery and equipment over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (US Companies) and the industry group on December 29, 2000, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns

Performance Graph for Astec Industries, Inc.

$300
$200
$100
$0
247.7
91.1
87.6
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/30/2005

Legend
Symbol	CRSP Total Returns Index for:	12/2000	12/2001	12/2002	12/2003	12/2004	12/2005
Square	Astec Industries, Inc	100.0	109.6	75.3	93.3	130.5	247.7
Star	Nasdaq Stock Market (US Companies)	100.0	79.3	54.8	82.0	89.2	91.1
Triangle	NASDAQ Stocks (SIC 3500 -- 3599 US Companies)	100.0	75.4	49.8	72.7	84.6	87.6
	Industrial and commercial machinery and computer equipment
Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/29/2000.

Total return calculations for the Nasdaq Stock Market (US Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of the companies in the Standard Industrial Classification Code Group 3500-3599 (manufacturers of industrial and commercial machinery and equipment). Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index, SIC Code Group 3500-3599, will be provided to any shareholder upon request to the Secretary of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Decisions and recommendations regarding the compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors, which during 2005 was comprised of Messrs. Casey, Gehl and Moffat. Set forth below is a report of the Compensation Committee concerning the Company's compensation policies for executive officers for 2005. The report is not subject to incorporation by reference in any filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Overview and Philosophy

We, as a committee of the Board of Directors, are composed entirely of independent directors and are responsible for making recommendations to the Board with respect to the Company's executive compensation policies. In addition, pursuant to authority delegated by the Board, we recommend the compensation to be paid to the Company's executive officers, including the Chief Executive Officer.

Our objectives regarding the Company's executive compensation program are to:

  approve compensation policies and guidelines that will attract and retain qualified personnel that are critical to the Company's long-term success and the creation of shareholder value;

  create a strong link between executive officer compensation and the Company's annual and long-term financial performance; and

  encourage the achievement of Company performance by utilizing a performance-based bonus structure.

In our view, the Company's executive compensation program provides an overall level of compensation opportunity that is competitive within the construction equipment manufacturing industry, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in similar companies based upon annual and long-term Company performance, as well as individual performance. We use our discretion when recommending executive compensation where in our judgment external, internal or an individual's circumstances so warrant.

Executive Officer Compensation Program

The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, contributions to the Company's Supplemental Executive Retirement Plan, and various other benefits, including medical and 401(k) plans generally available to all employees of the Company. The Company does not have a policy that requires or encourages the Board to limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Board considers various alternatives for preserving the deductibility of compensation payments and benefits to the extent necessary and to the extent consistent with its other compensation objectives.

Base Salary

Base salaries for executive officers, including the Chief Executive Officer, are established by considering a number of factors, including the Company's and the executive officer's individual performance for the previous year, his or her future potential, scope of responsibilities and experience, and competitive salary practices. Base salaries are reviewed annually. Base salaries paid to the Named Executive Officers in 2005 are included in the "Salary" column in the Summary Compensation Table for 2005.

Annual Cash Incentive Compensation

The Performance Rating Management Bonus Plan (the "Management Bonus Plan") is the Company's annual incentive program for certain of its executive officers and key managers of the Company's subsidiaries, and all non-union employees. During 2005, all of the Company's executive officers except Messrs. Brock, Ferry, Stafford, Campbell, Smith, Guth and Hall participated in the Management Bonus Plan. The purpose of the Management Bonus Plan is to provide direct financial incentive in the form of an annual cash bonus based on achievement of certain Company and business unit performance goals. Budgeted goals for the Company and each business unit are set at the beginning of each fiscal year based on the following measures of performance: return on capital employed, cash flow on capital employed and safety. Each year the relative values of these measures may be adjusted based on the circumstances and goals defined. Individual performance may also be taken into account in determining bonuses, but no bonus is paid unless specified threshold performance targets relating to the above criteria have been achieved. Executive officers are eligible to receive an annual bonus of up to 50% of their annual base salary based on the level of achievement of the performance goals.

As mentioned above, Messrs. Brock, Ferry, Stafford, Campbell, Smith, Guth and Hall do not participate in the Management Bonus Plan. Instead, during 2005, they each received a discretionary cash bonus in an amount approved by the Compensation Committee, based on quantitative and qualitative assessments of the Company's and the executive officer's individual performance during 2005.

Annual bonuses paid to the Named Executive Officers in 2005 are included in the "Bonus" column in the Summary Compensation Table for 2005. Executive officers may elect to receive up to 100% of their annual bonus in Common Stock or stock options under the Executive Officer Annual Bonus Equity Election Plan.

Long-Term Incentive Compensation

The Company provides long-term incentives to its executive officers, including the Chief Executive Officer, through stock option programs designed to relate executive officer and shareholder long-term interests by creating a strong and direct link between executive officer pay and shareholder return, and to enable executive officers to develop and maintain a long-term stock position in the Company's Common Stock. The Company's stock option plans authorize us to award key personnel stock options and stock appreciation rights. Awards are granted at our discretion based on Company performance, individual performance and the employee's position with the Company. Details regarding stock options granted to the Named Executive Officers in 2005 is provided in the "Option Grants in Last Fiscal Year" table.

Chief Executive Officer Compensation

Dr. Brock has served as President of the Company since he founded it in 1972. Our basis for determining the compensation of Dr. Brock during the fiscal year ended December 31, 2005, was based on the compensation philosophy discussed above. As described above, Dr. Brock participated in the same executive compensation plans available to the other executive officers (other than the Management Bonus Plan). For the fiscal year ending December 31, 2005, Dr. Brock's base salary was $475,000. The compensation level established for Dr. Brock was in response to our and the Board's assessments of the Company's performance and accomplishments in fiscal year 2005, as well as the position of Dr. Brock in the Company and the nature of his responsibilities and contributions. We considered the performance of Dr. Brock in terms of the Company's performance in meeting its targets, from both an operational and a financial standpoint, and in executing its strategic plan. We also considered the Company's performance relative to its peers and competitors in the industry in evaluating the compensation payable to Dr. Brock. In summary, we find Dr. Brock's total compensation in the aggregate to be reasonable and not excessive.

COMPENSATION COMMITTEE

R. Douglas Moffat, Chairman
William D. Gehl
Phillip E. Casey

March 7, 2006

REPORT OF THE AUDIT COMMITTEE

Decisions and recommendations regarding the financial reporting procedures of the Company are made by the Audit Committee of the Board of Directors, which during 2005 was comprised of Messrs. Casey, Gehl, Green, and Sansom. The following report is not subject to incorporation by reference in any filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

We, as a committee of the Board of Directors, oversee the Company's financial reporting process on behalf of the Board of Directors. We operate under a written charter adopted by the Board of Directors on March 13, 2000, and amended and restated on each of October 24, 2002 and March 11, 2004. This report reviews the actions we have taken with regard to the Company's financial reporting process during 2005 and the Company's audited consolidated financial statements as of December 31, 2005 included in the Company's Annual Report on Form 10-K.

In March 2004, the Board designated us to also serve as the Company's Qualified Legal Compliance Committee ("QLCC") in accordance with SEC rules and regulations. In our capacity as the QLCC, we are responsible for handling reports of a material violation of the securities laws or a breach of a fiduciary duty by the Company, its officers, directors, employees, or agents. In our capacity as the QLCC, we have the authority and responsibility to inform the Company's Chief Executive Officer of any violations. We can determine whether an investigation is necessary and can take appropriate action to address these reports. If an investigation is deemed necessary or appropriate, we have the authority to notify the Board, initiate an investigation and retain outside experts.

We are composed solely of independent directors, as that term is defined in Rule 4200(a)(15) by the Nasdaq Rules, and as independence for audit committee members is defined in the Nasdaq Rules. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. Our Chairman, Mr. Sansom, has been designated by the Board as our financial expert. Mr. Sansom is independent of management, as such term is used in item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's outside auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. Our responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's outside auditors for the coming year.

We have implemented procedures to ensure that during the course of each fiscal year we devote the attention that we deem necessary or appropriate to fulfill our oversight responsibilities under our charter. To carry out our responsibilities, we met eight times during 2005.

In fulfilling our oversight responsibilities, we reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2005, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

We reviewed with the Company's outside auditors during 2005, Grant Thornton LLP, as to their judgments about the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with us under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, we discussed with Grant Thornton LLP their independence from management and the Company, including the matters in the written disclosures required of Grant Thornton LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, with respect to the time such auditor was performing services for the Company. We also considered whether the provision of services during 2005 by Grant Thornton LLP that were unrelated to their audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2005 was compatible with maintaining Grant Thornton LLP's independence with respect to the time such auditor was performing services for the Company.

Additionally, we discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. We met with the outside auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2005 for filing with the Securities and Exchange Commission.

Audit Committee

William B. Sansom, Chairman
Phillip E. Casey
William D. Gehl
Ronald F. Green

March 7, 2006

APPROVAL OF THE ASTEC INDUSTRIES, INC.

2006 INCENTIVE PLAN

On March 8, 2006, our Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Astec Industries, Inc. 2006 Incentive Plan (the "2006 Plan"). The 2006 Plan will become effective as of the date it is approved by the shareholders.

We currently maintain the 1998 Long-Term Incentive Plan (the "1998 Plan"). As of February 17, 2006, there were approximately 9,000 shares of our Common Stock reserved and available for future awards under the 1998 Plan. If the shareholders approve the 2006 Plan, all future equity grants to our employees, officers, directors and consultants will be made from the 2006 Plan and we will not grant any additional awards under the 1998 Plan.

As of February 17, 2006, there were approximately 2,960 of our employees, officers, directors and consultants eligible to participate in the 2006 Plan.

A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this Proxy Statement as Appendix A.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2006 Plan authorizes the granting of awards in any of the following forms:

    options to purchase shares of our Common Stock, which may be nonstatutory stock options or incentive stock options under the U.S. tax code (the "Code");

    stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share our Common Stock on the date of exercise over the grant price;

    restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

    restricted or deferred stock units, which represent the right to receive shares of our Common Stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

    performance awards, which are payable in cash or stock (as specified in the award certificate) upon the attainment of specified performance goals;

    dividend equivalents on full-value awards, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying such full-value award;

    performance-based cash awards; and

    other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

Shares Available for Awards. Subject to adjustment as provided in the 2006 Plan, the aggregate number of shares of our Common Stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 700,000.

Limitation on Annual Burn Rate. The maximum aggregate number of shares of Common Stock with respect to awards that may be granted during any one calendar year under the 2006 Plan is 250,000, which is less than 1.5% of the shares of our Common Stock outstanding as of February 17, 2006.

Limitations on Individual Awards. The maximum number of shares of Common Stock that may be covered by options and stock appreciation rights granted under the 2006 Plan to any one person during any one calendar year is 150,000. The maximum number of shares of Common Stock that may be granted under the 2006 Plan in the form of full-value awards (such as restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards other than options or stock appreciation rights) under the 2006 Plan to any one person during any one calendar year is 150,000. The aggregate dollar value of any cash-based award that may be paid to any one participant during any one calendar year under the 2006 Plan is $1,000,000.

Minimum Vesting Requirements. Any full-value award granted under the 2006 Plan to an employee, officer or consultant will either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation.

Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan. The full Board of Directors may at any time administer the 2006 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2006 Plan.

Performance Goals. All options and stock appreciation rights granted under the 2006 Plan will be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the 2006 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the company or an affiliate:

    Revenue;

    Sales;

    Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

    Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);

    Net income (before or after taxes, operating income or other income measures);

    Cash (cash flow, cash generation or other cash measures);

    Stock price or performance;

    Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price);

    Return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);

    Market share;

    Improvements in capital structure;

    Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

    Business expansion or consolidation (acquisitions and divestitures);

    Internal rate of return or increase in net present value;

    Working capital targets relating to inventory and/or accounts receivable;

    Safety standards; and

    Productivity measures.

The Compensation Committee must establish such goals at the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate or any special plan document governing an award:

  if a participant's service terminates by reason of death, disability or retirement (a) all of that participant's outstanding service-based awards will become fully vested, and (b) all of that participant's outstanding performance-based awards will become fully vested as of the end of the performance year in which such termination occurs (or as of the end of the prior year if the date of termination occurs in the first half of the performance year), with the level of such vested amount to be determined based on actual performance through such accelerated vesting date, and there will be a payout of such awards to the participant or his or her estate as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code);

  upon a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control: (a) all outstanding service-based awards will become fully vested, and (b) all outstanding performance-based awards will become fully vested as of the end of the month immediately preceding the change in control, with the level of such vested amount to be determined based upon actual performance through such accelerated vesting date, and there will be a payout of such awards as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code); and

  with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control: if within two years after the effective date of the change in control, a participant's employment is terminated by us without cause (or if the participant resigns for "good reason" as provided in any employment, severance or similar agreement between that participant and us or one of our affiliates), then (a) all of that participant's outstanding service-based awards will become fully vested, and (b) all of that participant's outstanding performance-based awards will become fully vested as of the end of the performance year in which such termination occurs (or as of the end of the prior year if the date of termination occurs in the first half of the performance year), with the level of such vested amount to be determined based upon actual performance through such accelerated vesting date, and there will be a payout of such awards to the participant as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code).

In addition, subject to limitations applicable to certain qualified performance-based awards, the Compensation Committee may, in its discretion accelerate awards upon the termination of service of a participant or the occurrence of a change in control. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock-split, a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of our Common Stock is to a lesser number of shares, the share authorization and annual grant limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If we are involved in another corporate transaction or event that affects our Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization and annual grant limits under the 2006 Plan will be adjusted proportionately, and the Compensation Committee may adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment. Our Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2006 Plan, but if an amendment would materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the 2006 Plan, expand the types of awards or materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the shareholders for any other reason. No termination or amendment of the 2006 Plan may, without the written consent of the participant, reduce or diminish the value of an award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. As indicated above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of our shareholders. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of our shareholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2006 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2006 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and we will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. The 2006 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2006 Plan and do not have a deferral feature, are generally exempt from the application of Code Section 409A. Stock units and performance units generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Benefits to Named Executive Officers and Others

As of March 16, 2006, no awards had been granted under the 2006 Incentive Plan. Awards will be made at the discretion of the Compensation Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2006 Plan in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2006 INCENTIVE PLAN.

Equity Compensation Plan Information

The following table provides information about the Common Stock that may be issued under all of our existing equity compensation plans as of December 31, 2005.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders
	61,396 (1)	$4.97	0
	1,643,394 (2)	$22.14	8,909
	16,892 (3)	$25.12	283,108
Equity Compensation Plans Not Approved by Shareholders
	15,747 (4)	$16.36	155,384
Total	1,737,429	$21.51	447,401

________________

1. 1992 Stock Option Plan
2. 1998 Long-term Incentive Plan
3. Executive Officer Annual Bonus Equity Election Plan
4. 1998 Non-Employee Director Stock Incentive Plan

Description of Plans Not Approved by Shareholders

Our 1998 Non-Employee Directors Stock Incentive Plan provides that annual retainers payable to our non-employee directors will be paid in the form of cash, unless the director elects to receive the annual retainer in the form of Common Stock, deferred stock or stock options. If the director elects to receive Common Stock, whether on a current or deferred basis, the number of shares to be received is determined by dividing the dollar value of the annual retainer by the fair market value of the Common Stock on the date the retainer is payable. If the director elects to receive stock options, the number of options to be received is determined by dividing the dollar value of the annual retainer by the Black-Scholes value of an option on the date the retainer is payable. Shares of Common Stock issued upon exercise of stock options granted under the 1998 Non-Employee Directors Stock Incentive Plan from and after August 1, 2004 will be issued under and pursuant to the 1998 Long-term Incentive Plan or any subsequent equity incentive plan approved by the Company's shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Benjamin G. Brock has served as the Vice President of Sales for Astec, Inc., a wholly-owned subsidiary of the Company, since January 2003 with compensation at market rates in excess of $60,000 per year. Mr. Brock is Dr. Don Brock's son. Ben Roby Campbell II has served as the Product Inventory Control Manager for Astec Underground, Inc. (f/k/a Trencor, Inc.), a wholly-owned subsidiary of the Company, since June 20, 2005 with compensation at market rates in excess of $60,000 per year. Mr. Campbell is Mr. Thomas R. Campbell's son.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission, and to furnish the Company with copies of all Section 16(a) forms they file. In addition, Item 405 of Regulation S-K requires the Company to identify in this Proxy Statement any person that may have failed to file a Section 16(a) form in a timely manner. Based solely upon information provided to the Company by each such person, the Company believes that its directors, executive officers and greater than 10% shareholders complied during fiscal 2005 with all applicable Section 16(a) filing requirements, except as hereinafter set forth. The following ten individuals failed to timely file a Form 4 to report one grant by the Company of stock options on March 7, 2005 and two contributions by the Company to the Company's Supplemental Executive Retirement Plan (SERP) on January 8, 2005 and April 9, 2005: (1) J. Don Brock, (2) Thomas R. Campbell, (3) Frank D. Cargould, (4) Jeffery J. Elliott, (5) Albert E. Guth, (6) F. McKamy Hall, (7) Richard A. Patek, (8) W. Norman Smith, (9) Robert G. Stafford and (10) Timothy D. Gonigam. The following two individuals failed to timely file a Form 4 to report one grant by the Company of stock options on March 7, 2005 and one contribution by the Company to the Company's SERP on April 9, 2005: (1) Richard J. Dorris and (2) Jeffrey L. Richmond. J. Neal Ferry failed to timely file a Form 4 to report one contribution by the Company to the Company's SERP on April 9, 2005. Joseph P. Vig failed to timely file a Form 4 to report one grant by the Company of stock options on March 7, 2005, one contribution by the Company to the Company's SERP on April 9, 2005 and one disposition of shares held in the Company's SERP on August 4, 2005. A Form 4 for each of the above-listed individuals reflecting the above transactions has now been filed. Alan Odgers failed to timely file a Form 3 to report when he was promoted to an executive officer position with the Company on May 1, 2005 and a Form 4 to report one disposition of Common Stock on June 17, 2005 and one grant by the Company of stock options on June 21, 2005. A Form 3 and Form 4 for Mr. Odgers reflecting the above transactions have now been filed. Phillip E. Casey failed to timely file a Form 3 to report when he was elected as a director of the Company on May 20, 2005. A Form 3 Mr. Casey reflecting the above transaction has now been filed.

AUDIT MATTERS

Change in Independent Registered Public Accounting Firm

Ernst & Young LLP served as the Company's independent registered public accounting firm until September 10, 2004 on which date Ernst & Young LLP resigned as the independent registered public accounting firm for the Company effective as of such date. The resignation was the sole decision of Ernst & Young LLP and was not sought, recommended or approved by the Audit Committee, but the resignation was accepted by the Audit Committee. The reports of Ernst & Young LLP on the Company's consolidated financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2003 and the subsequent interim period from January 1, 2004 through September 10, 2004, the Company had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such periods.

On September 10, 2004, the Audit Committee engaged Grant Thornton LLP as the Company's new independent registered public accounting firm effective as of such date. Grant Thornton LLP served as the Company's independent registered public accounting firm from September 10, 2004 until December 31, 2004, for calendar year 2005 and Grant Thornton LLP is serving as the independent registered public accounting firm for the Company for the current calendar year. During the Company's fiscal years ended December 31, 2005 and 2004, the Company did not consult Grant Thornton LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements nor did the Company consult Grant Thornton LLP regarding any matter that was the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event.

During the fiscal year ended December 31, 2003 and from January 1, 2004 through September 10, 2004, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to the Independent Registered Public Accounting Firm

The following tables present fees for professional audit services rendered by Ernst & Young LLP and Grant Thornton LLP for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2005, and fees billed for other services rendered by Ernst & Young LLP and Grant Thornton LLP during those periods.
Ernst & Young LLP	2004 (for the period between January 1, 2004 until September 10, 2004)	2005
Audit Fees[1]	$23,600	N/A
Audit-Related Fees[2]	$52,700	N/A
Tax Fees[3]	$390,962[4]	N/A
All Other Fees	--	N/A
Total:	$467,262	N/A

___________________
Grant Thornton LLP	2004 (for the period between September 10, 2004 until December 31, 2004)	2005
Audit Fees[1]	$1,080,800	$1,418,500
Audit-Related Fees[2]	--	$22,000
Tax Fees[3]	--	--
All Other Fees	--	--
Total:	$1,080,800	$1,440,500

___________________

1 Audit Fees consisted of professional services performed for the audit of the Company's annual financial statements and the required review of financial statements included in the Company's Form 10-Q filings, as well as fees for subsidiary audits. The Audit Fees for Grant Thornton also include Sarbanes-Oxley work.

2 Audit-Related Fees consisted of audits of financial statements of employee benefit plans and accounting assistance. The Audit-Related Fees for Ernst & Young also include preliminary Sarbanes-Oxley work.

3 Tax Fees consisted of fees for tax compliance and tax consulting services.

4 The Company retained Ernst & Young to assist with taxes throughout 2004. Tax fees paid to Ernst & Young are for the year ended December 31, 2004, not the period between January 1, 2004 and September 10, 2004.

Audit Fee Approval

The percentage of fees paid to Ernst & Young LLP for audit fees, audit-related fees and tax fees that were approved by the Company's Audit Committee was 100% in fiscal 2004.

The percentage of fees paid to Grant Thornton LLP for audit fees, audit-related fees and tax fees that were approved by the Company's Audit Committee was 100% in fiscal 2004 and in fiscal 2005.

Audit Committee Pre-Approval Policy

Since October 24, 2002, the Company's Audit Committee has approved all fees for audit and non-audit services of the Company's independent registered public accounting firm prior to engagement. It is the policy of the Audit Committee, as set forth in the Audit Committee Charter, to pre-approve, to the extent required by applicable law, all audit and non-audit services provided to the Company by its independent registered public accounting firm. In accordance with applicable law, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated to each of its members the authority to grant the required pre-approvals for any engagement that does not exceed twenty-five thousand dollars ($25,000).

Audit Committee Review

The Company's Audit Committee has reviewed the services rendered and the fees billed by Grant Thornton LLP for the fiscal year ended December 31, 2005. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company's financial statements are compatible with the independence of Grant Thornton LLP as the Company's independent registered public accounting firm.

SOLICITATION OF PROXIES

The costs of soliciting proxy appointments will be paid by the Company. In addition to solicitation by mail, officers of the Company may solicit proxy appointments by personal interview, and by telephone and telegraph, and may request brokers holding stock in their names, or the names of nominees, to forward proxy soliciting material to the beneficial owners of such stock and will reimburse such brokers for their reasonable expenses.

OTHER MATTERS

Management does not know of any other matters to be brought before the meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this Proxy Statement properly come before the meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.

Whether or not you expect to be present at the meeting in person, you may vote your shares via a toll-free telephone number or via the internet or you may sign, date, and return promptly the enclosed proxy appointment card in the enclosed envelope. No postage is necessary if the proxy appointment card is mailed in the United States.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Proposals of shareholders of the Company, made pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, intended to be presented for consideration at the 2007 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices on or before November 23, 2006 in order to be included in the Company's Proxy Statement and Form of Proxy Appointment relating to the 2007 Annual Meeting of Shareholders.

The Company shall have discretionary authority to vote on any shareholder proposal, if the Company does not receive notice of such shareholder proposal by February 6, 2007.

The Board of Directors has unanimously adopted a process to facilitate written communications by shareholders to the Board. Shareholders wishing to write to the Board of Directors of the Company or a specified director or committee of the Board should send correspondence to the Secretary of the Company, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. All written communications received in such manner from shareholders of the Company shall be forwarded to the members of the Board of Directors to whom the communication is directed or, if the communication is not directed to any particular member(s) or committee of the Board of Directors, the communication shall be forwarded to all members of the Board of Directors.

APPENDIX A

Astec Industries, Inc. 2006 Incentive Plan

Astec industries, Inc.

2006 Incentive PLAN

ASTEC INDUSTRIES, INC.

2006 INCENTIVE PLAN

ARTICLE 1 PURPOSE *

1.1 General *

ARTICLE 2 DEFINITIONS *

2.1 Definitions *

ARTICLE 3 EFFECTIVE TERM OF PLAN *

3.1 Effective Date *

3.2 Termination of Plan *

ARTICLE 4 ADMINISTRATION *

4.1 Committee *

4.2 Actions and Interpretations by the Committee *

4.3 Authority of Committee *

4.4 Award Certificates *

ARTICLE 5 SHARES SUBJECT TO THE PLAN *

5.1 Number of Shares *

5.2 Share Counting *

5.3 Stock Distributed *

5.4 Limitation on Individual Awards *

5.5 Limitation on Annual Burn Rate *

5.6 Minimum Vesting Requirements *

ARTICLE 6 ELIGIBILITY *

6.1 General *

ARTICLE 7 STOCK OPTIONS *

7.1 General *

7.2 Incentive Stock Options *

ARTICLE 8 STOCK APPRECIATION RIGHTS *

8.1 Grant of Stock Appreciation Rights *

ARTICLE 9 PERFORMANCE AWARDS *

9.1 Grant of Performance Awards *

9.2 Performance Goals *

9.3 Right to Payment *

9.4 Other Terms *

ARTICLE 10 RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS *

10.1 Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units *

10.2 Issuance and Restrictions *

10.3 Forfeiture *

10.4 Delivery of Restricted Stock *

ARTICLE 11 QUALIFIED PERFORMANCE-BASED AWARDS *

11.1 Options and Stock Appreciation Rights *

11.2 Other Awards *

11.3 Performance Goals *

11.4 Inclusions and Exclusions from Performance Criteria *

11.5 Certification of Performance Goals *

11.6 Award Limits *

ARTICLE 12 DIVIDEND EQUIVALENTS *

12.1 Grant of Dividend Equivalents *

ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS *

13.1 Grant of Stock or Other Stock-Based Awards *

ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS *

14.1 Term of Awards *

14.2 Form of Payment for Awards *

14.3 Limits on Transfer *

14.4 Beneficiaries *

14.5 Stock Certificates *

14.6 Acceleration upon Death, Disability or Retirement *

14.7 Effect of a Change in Control *

14.8 Acceleration for Any Other Reason *

14.9 Effect of Acceleration *

14.10 Termination of Employment *

14.11 Substitute Awards *

ARTICLE 15 CHANGES IN CAPITAL STRUCTURE *

15.1 General *

ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION *

16.1 Amendment, Modification and Termination *

16.2 Awards Previously Granted *

ARTICLE 17 GENERAL PROVISIONS *

17.1 No Rights to Awards; Non-Uniform Determinations *

17.2 No Shareholder Rights *

17.3 Withholding *

17.4 Special Provisions Related to Section 409A of the Code *

17.5 No Right to Continued Service *

17.6 Unfunded Status of Awards *

17.7 Relationship to Other Benefits *

17.8 Expenses *

17.9 Titles and Headings *

17.10 Gender and Number *

17.11 Fractional Shares *

17.12 Government and Other Regulations *

17.13 Governing Law *

17.14 Additional Provisions *

17.15 No Limitations on Rights of Company *

17.16 Indemnification *

Astec Industries, Inc.

2006 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the Astec Industries, Inc. 2006 Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Astec Industries, Inc. (the "Company"), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

      "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

      "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

      "Board" means the Board of Directors of the Company.

      "Cause" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant's termination of directorship, "Cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.  The determination of the Committee as to the existence of "Cause" shall be conclusive on the Participant and the Company.

      "Change in Control" means and includes the occurrence of any one of the following events:

      (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

      (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

      "Committee" means the committee of the Board described in Article 4.

      "Company" means Astec Industries, Inc., a Tennessee corporation, or any successor corporation.

      "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

      "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

      "Deferred Stock Unit" means a right granted to a Participant under Article 10 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections, which right may be subject to certain restrictions but is not subject to risk of forfeiture.

      "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

      "Dividend Equivalent" means a right granted to a Participant under Article 12.

      "Effective Date" has the meaning assigned such term in Section 3.1.

      "Eligible Participant" means an employee, officer, consultant or director of the Company or any Affiliate.

      "Exchange" means the Nasdaq Stock Market or any national securities exchange on which the Stock may from time to time be listed or traded.

      "Fair Market Value," on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

      "Full Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock.

      "Good Reason" has the meaning assigned such term in an employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate.

      "Grant Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

      "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

      "Independent Directors" means those members of the Board of Directors who qualify at any given time as "independent" directors under Nasdaq Marketplace Rule 4200, "non-employee" directors under Rule 16b-3 of the 1934 Act, and "outside" directors under Section 162(m) of the Code.

      "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or an Affiliate.

      "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

      "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

      "Other Stock-Based Award" means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

      "Parent" means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

      "Participant" means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

      "Performance Award" means Performance Shares or Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

      "Performance-Based Cash Award" means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

      "Performance Share" means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

      "Performance Unit" means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

      "Person" means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

      "Plan" means the Astec Industries, Inc. 2006 Incentive Plan, as amended from time to time.

      "Qualified Performance-Based Award" means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

      "Qualified Business Criteria" means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

      "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

      "Restricted Stock Unit Award" means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

      "Retirement" means a Participant's voluntary termination of employment with the Company or an Affiliate after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, after attaining age 65 with at least five years of service with the Company or its Affiliates.

      "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

      "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

      "Stock" means the $0.20 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

      "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

      "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

      "1933 Act" means the Securities Act of 1933, as amended from time to time.

      "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the "Effective Date").

3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTIONS AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

      Grant Awards;

      Designate Participants;

      Determine the type or types of Awards to be granted to each Participant;

      Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

      Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14, based in each case on such considerations as the Committee in its sole discretion determines;

      Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

      Prescribe the form of each Award Certificate, which need not be identical for each Participant;

      Decide all other matters that must be determined in connection with an Award;

      Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

      Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

      Amend the Plan or any Award Certificate as provided herein; and

      Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

Notwithstanding the above, the Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate officers, employees and/or consultants of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 700,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 700,000.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) Shares withheld from an Award to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan (but Shares delivered by a Participant to satisfy tax withholding requirements shall not be added back to the number of Shares available for issuance under the Plan).

(d) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(e) To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, only the number of Shares issued and delivered upon exercise of the Option or SAR shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(f) Substitute Awards granted pursuant to Section 14.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON INDIVIDUAL AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1): (i) the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant is 150,000; (ii) the maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards (other than Options or SARs) granted in any one calendar year to any one Participant is 150,000; and (iii) the aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the Plan is $1,000,000.

5.5. LIMITATION ON ANNUAL BURN RATE. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum aggregate number of Shares with respect to Awards that may be granted during any one calendar year under the Plan is 250,000.

5.6. MINIMUM VESTING REQUIREMENTS. Full-Value Awards granted under the Plan to an employee, officer or consultant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.11) shall not be less than the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 14.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value if the Committee so provides, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property (including Shares) as determined by the Committee, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property in the discretion of the Committee, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS

10.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units. Awards of Deferred Stock Units shall be fully vested at the time of grant and shall not be subject to forfeiture.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

--Revenue

-- Sales

--Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

--Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

-- Net income (before or after taxes, operating income or other income measures)

-- Cash (cash flow, cash generation or other cash measures)

--Stock price or performance

--Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

--Return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);

--Market share

--Improvements in capital structure

--Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

--Business expansion or consolidation (acquisitions and divestitures)

--Internal rate of return or increase in net present value

--Working capital targets relating to inventory and/or accounts receivable

--Safety standards

--Productivity measures

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death, Retirement or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants with respect to Full Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to a Full Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. TERM OF AWARDS. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date.

14.2. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value, as described in the General Instructions to Form S-8 under the 1933 Act) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death by filing a beneficiary designation form, in such form as determined by the Committee, with the Company. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made in accordance with applicable law. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed.

14.5. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person's Continuous Status as a Participant by reason of death, Disability or Retirement, (i) all of such Participant's outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant's outstanding Awards shall lapse, and (iii) all of such Participant's outstanding performance-based Awards shall become fully vested as of the end of the performance year in which such termination occurs (or as of the end of the prior year if the date of termination occurs in the first half of the performance year), with the level of such vested amount to be determined based upon actual performance through such accelerated vesting date, and there shall be a payout of such awards to the Participant or his or her estate as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code). Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) all outstanding performance-based Awards shall become fully vested as of the end of the month immediately preceding the Change in Control, with the level of such vested amount to be determined based upon actual performance through such accelerated vesting date, and there shall be a payout of such awards as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code). Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant's employment is terminated without Cause or (subject to the following sentence) the Participant resigns for Good Reason, then (i) all of that Participant's outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) all of that Participant's outstanding performance-based Awards shall become fully vested as of the end of the performance year in which such termination occurs (or as of the end of the prior year if the date of termination occurs in the first half of the performance year), with the level of such vested amount to be determined based upon actual performance through such accelerated vesting date, and there shall be a payout of such awards to the Participant as soon as practicable after the amount earned has been determined (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code). With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Section 11.3 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant's Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

14.9. EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.6, 14.7 or 14.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.10. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

14.11. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1, 5.4 and 5.5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, upon the occurrence or in anticipation of such an event, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1, 5.4 and 5.5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 17

GENERAL PROVISIONS

17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for taxes if the surrender of Shares for such purpose would result in the Company's recognition of expense under generally accepted accounting principles. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

17.4. Special Provisions related to Section 409A of the Code.

(a) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute "deferred compensation" for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Certificate by reason the occurrence of a Change in Control or the Participant's Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the description or definition of "change in control event", "disability" or "separation from service", as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Certificate.

(b) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original Grant Date (the "Safe Harbor Extension Period"), and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.

17.5. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

17.6. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Tennessee.

17.14. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.16. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.